Exhibit 10.34

Spousal Consent

The undersigned, Li Weifu (ID card No. 120105195510140933), is the lawful spouse of Ren Xiaoheng (ID card No. 110102196309291127). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Ren Xiaoheng on December 28, 2014, and the disposal of the equity interests of Beijing Zhongtulian Culture & Education Development Center (“ZTL”) and Shenzhen Asia-Pacific Future Education Technology Development Co., Ltd. (“APFE”) held by Li Weifu and registered in his name according to the following documents:

(1)	Equity Interest Disposal Restriction Agreement entered into between The Future Leading Education (Shenzhen) Co., Ltd. (hereinafter referred to as the “WFOE”) and ZTL;

(2)	Exclusive Option Agreement entered into between the WFOE and ZTL;

(3)	Power of Attorney regarding shareholding in ZTL executed by Ren Xiaoheng

(4)	Equity Interest Pledge Agreement entered into between the WFOE and APFE;

(5)	Exclusive Option Agreement entered into between the WFOE and APFE; and

(6)	Power of Attorney regarding shareholding in APFE executed by Ren Xiaoheng；

I hereby undertake not to make any assertions in connection with the equity interests of ZTL and APFE which are held by Ren Xiaoheng. I hereby further confirm that Ren Xiaoheng can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

I hereby agree and undertake that if I obtain any equity interests of ZTL and/or APFE which are held by Ren Xiaoheng for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and ZTL and APFE respectively as of December 28, 2014 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of ZTL and/or APFE. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

/s/ Li Weifu

Li Weifu

Date: December 28, 2014